EXHIBIT 99.2

              PLAINTIFF'S CLASS ACTION FIRST AMENDED COMPLAINT FOR
                   VIOLATION OF THE FEDERAL SECURITIES LAWS.

                          UNITED STATES DISTRICT COURT

                          SOUTHERN DISTRICT OF FLORIDA

                                                      DATE FILED: APRIL 18, 2001
----------------------------------------!
John Foderaro, On Behalf of Himself and !             CASE NO.  01- 8319
All Others Similarly Situated,          !
                                        !             Judge Ferguson - Civil
                  Plaintiff,            !                      :
                                        !             Magistrate Judge Snow
vs.                                     !                      :
                                        !             FIRST AMENDED COMPLAINT
PARTSBASE.COM, INC., a Texas            !
corporation, ROBERT A. HAMMOND, JR.,    !             PLAINTIFF'S CLASS ACTION
STEVEN R. SPENCER, MICHAEL W. SIEGEL    !             AMENDED COMPLAINT
YVES C. DUPLAN, KEVIN J. STEIL, LOUIS W.!             FOR VIOLATION OF THE
STORMS S, IV, THOMAS C. VAN HARE,       !             FEDERAL SECURITIES LAWS
DAVID G. FESSLER, PIERRE A. NARATH,     !
ROTH CAPITAL PARTNERS, INC., PMG        !
CAPITAL CORP. (formerly, PENN  MERCHANT !
GROUP, LTD) and MICHAEL NAPARSTEK,  :   !             JURY TRIAL DEMANDED
                                        !
                  Defendants.           !                      :
----------------------------------------!

                            INTRODUCTION AND OVERVIEW

                                     Summary
   1. This is an action on behalf of purchasers of PartsBase.Com, Inc. ("PartsBase" or the "Company") common stock pursuant or traceable to PartsBase's March 22, 2000 Initial Public Offering (the "IPO") during the period from March 22, 2000 through April 25, 2000. PartsBase is an online provider of Internet business-to-business e-commerce services for the aviation industry. Partsbase operates an e-commerce marketplace providing a means for its members to buy and sell aviation parts and products over the Internet in a manner more efficient, competitive and cost-effective than through traditional channels.
   2. On March 22, 2000, PartsBase completed an IPO of 3,500,000 shares of stock pursuant to a Prospectus and Registration Statement (the prospectus and registration statement are referred to collectively herein as the "Registration Statement" and all page references herein are to the Company's 424B1 filing with the Securities and Exchange Commission ("SEC") on March 22, 2000. The IPO price for the PartsBase shares was $13 per share. PartsBase received total proceeds from IPO investors of $42,315,000 after underwriting discounts and commissions. Commissions paid to the Company's underwriters amounted to $3,185,000.
   3. The Registration Statement was false and misleading and failed to disclose, among other things, the fact that the Company had approximately 3,000 paying members. The Company misled investors by representing in the Registration Statement that it had more than 13,000 members.
   4. The Company misled the IPO investors by claiming to have a much larger paying membership base than was true.
   5. This misperception allowed the Company to inflate the price of the stock in the IPO well beyond its true value.
   6. As a result of the Defendants misrepresentations and omissions concerning the Company's membership base, Plaintiff and a class of investors purchased shares in or traceable to the IPO at an inflated price and these share have subsequently lost 92.0% of their value.
   7. Public investors that purchased shares traceable to the IPO based on PartsBase's misrepresentations have suffered over $40.0 million in damages. The Company's stock price on April 9, 2000, was $1.05 per share.

                             JURISDICTION AND VENUE

   8. The claims herein arise under SS.11, 12(a)(2) and 15 of the Securities Act of 1933 (the "Securities Act"), 15 U.S.C. SS.77k, 77l(a)(2), and 77o. Jurisdiction on the claims under the Securities Act is conferred by S.22 of the Securities Act.
   9. Venue is proper in this District pursuant to S.22 of the Securities Act and 28 U.S.C. S.1391(b) because a substantial part of the acts and conduct charged herein, including the filing and dissemination of the false and misleading Registration Statement and other reports and the issuance of materially false and misleading information to the investing public, occurred in

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this  District and  PartsBase  maintains  its  principal  executive  offices and conducts its business in this District. PartsBase' principal place of business is in Boca Raton, Florida.
   10.  In  connection  with the acts and  course  of  conduct  alleged  in this
Complaint,  the  defendants,   directly  and  indirectly,  used  the  means  and
instrumentalities  of  interstate   commerce,   including  the  U.S.  mails  and
interstate  telephone  communications,   and  the  facilities  of  the  national
securities markets.

                                     PARTIES

   11. Plaintiff John Foderaro purchased shares of PartsBase common stock pursuant to the Company's Registration Statement filed in connection with its IPO, which was commenced on March 22, 2000. His signed certification, executed pursuant to the federal securities laws, is attached hereto.
   12. PartsBase is a Texas corporation with its principal place of business in Boca Raton, Florida.
   13. Defendant Robert A. Hammond, Jr. ("Hammond"), is and at all relevant times was, the Chairman of the Board, President, Chief Executive Officer and a founder of PartsBase. In addition, Hammond signed the Registration Statement filed in connection with the Company's IPO.
   14. Defendant Steven R. Spencer ("Spencer") was, at the time of the filing of the Registration Statement, the Chief Operating Officer and a Director of PartsBase. In addition, Spencer signed the Registration Statement filed in connection with the Company's IPO.
   15. Defendant Yves, C. Duplan ("Duplan") was, at the time of the filing of the Registration Statement, the Chief Technology Officer for PartsBase and was named as an executive officer of the Company the Registration Statement.
   16. Defendant Michael W. Siegel ("Siegel") was the Chief Financial Officer of the Company at the time of the filing of the Registration Statement. In addition, Siegel signed the Registration Statement filed in connection with the Company's IPO.
   17. Defendant Kevin J. Steil ("Steil") was the Chief Information Officer of the Company at the time of the filing of the Registration Statement and was named as an executive officer of the Company the Registration Statement.
   18. Defendant Michael Naparstek ("Naparstek") was the Controller of the Company, at the time of the filing of the Registration Statement. In addition, Naparstek signed the Registration Statement filed in connection with the Company's IPO.
   19. Defendants Louis W. Storms, IV, Thomas C. Van Hare, David G. Fessler and Pierre A. Narath were at all relevant times directors of PartsBase. Louis W. Storms, IV and Thomas C. Van Hare each signed the Registration Statement filed in connection with the Company's IPO.
   20. For purposes of this Complaint, the defendants identified in Pp.;13-19 shall be referred to as the "Individual Defendants."
   21. Defendants Roth Capital Partners, Inc. ("Roth Capital"), and PMG Capital Corp. ("PMG") were the lead underwriters for the IPO, and were primarily involved in selling such shares to the public.
   22. Roth Capital is a corporation with its principal place of business in Newport Beach, CA. Roth Capital is a NASD licensed broker/dealer
   23. PMG is a corporation with its principal place of business in West Conshocken, Pennsylvania. At the time of the IPO, PMG's corporate name was Penn Merchant Group and it subsequently changed its name to PMG Capital Corp.. PMG is a NASD licensed broker/dealer.
   24. For purposes of this Complaint, defendants Roth Capital and PMG will be referred to as the "Underwriter Defendants."

               PARTICIPATION AND CONTROL OF INDIVIDUAL DEFENDANTS

   25. The Individual Defendants participated in the drafting and preparation of the various public filings and other communications complained of herein and were responsible for the misstatements contained therein and omissions therefrom. Because of their Board memberships and/or executive and managerial positions with PartsBase, each of the Individual Defendants had access to the material non-public information about PartsBase's business and operations complained of herein and was a controlling person of PartsBase, and had the power and influence, and exercised it, to cause PartsBase to engage in the illegal practices complained of herein.

   26. It is appropriate to treat the Individual Defendants as a group for pleading purposes and to presume that the false and misleading information and material omissions conveyed in the Company's public filings, press releases and other publications as alleged herein are the collective actions of the narrowly defined group of defendants identified above.
   27. Each of the  Individual  Defendants,  by virtue of his or her  high-level


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position(s)  with the Company,  directly  participated  in the management of the
Company, was directly involved in the day-to-day operations of the Company at the highest level, and was privy to confidential proprietary information concerning the Company and its business, operations, membership and sales policies, and revenue recognition policies. The Individual Defendants were involved or participated in drafting, producing, reviewing and/or disseminating the false and misleading statements and omissions alleged herein. The Individual Defendants were thus responsible for these false and misleading statements and omissions being issued regarding the Company, and approved or ratified these statements, in violation of the federal securities laws.
   28. As a result, the Individual Defendants were responsible for the accuracy of the public reports and releases detailed herein as "group published" information, and are therefore responsible and liable for the representations contained therein under Section 15 of the Securities Act.

                            CLASS ACTION ALLEGATIONS

   29. Plaintiff brings this action as a class action,  pursuant to Fed. R. Civ.
P. 23(a) and (b)(3), on behalf of a class consisting of all persons who purchased PartsBase common stock in or traceable to the Company's March 22, 2000 IPO (the "Class") during the period from March 22, 2000 to April 25, 2000 (the "Class Period"). Excluded from the Class are the defendants named herein, the officers and directors of PartsBase, members of the immediate families of such officers and directors, and subsidiaries and affiliates of defendants and their officers and directors. Class members are so numerous that joinder of them is impracticable. There are hundreds, and perhaps thousands, of individuals and entities that are members of the Class.
   30. Plaintiff's claims are typical of all Class members' claims. Common questions of law and fact exist as to all members of the Class and predominate over any questions affecting solely individual members of the Class. Among the questions of law and fact common to the Class are:

       a. whether the federal securities laws were violated by defendants' acts as alleged herein;

       b. whether defendants participated in and pursued the common course of conduct complained of herein;

       c. whether  the   Registration   Statement,   press  releases  and  other
          statements disseminated to the Class by the defendants misrepresented the business condition of PartsBase;

       d. whether the market price of PartsBase's  common stock was artificially
          inflated   in  the   IPO   due  to   the   misrepresentations   and/or
          non-disclosures complained of herein; and

       e. whether the members of the Class have sustained damages, and, if so, what is the proper measure thereof.

   31. Plaintiff will rely, in part, upon the presumption of reliance established by the fraud-on-the-market doctrine in that:
       a. defendants made public misrepresentations or omitted material facts during the Class Period, as alleged herein;

       b. the misrepresentations and/or omissions were material;

       c. PartsBase's common stock was traded in an efficient market;

       d. the misrepresentations and/or omissions alleged tended to induce reasonable investors to misjudge the value of PartsBase shares;

       e. and plaintiff and members of the Class acquired their shares in the IPO or traceable thereto between the time defendants made the misrepresentations and/or omissions and the time the truth was revealed, without knowledge of the falsity of the misrepresentations.

   32. Plaintiff has selected counsel experienced in class and securities litigation and will fairly and adequately protect the interests of the Class. Plaintiff has no interests antagonistic to those of the Class.
   33. A class action is superior to other available methods for the fair and efficient adjudication of this controversy. Since the damages suffered by individual Class members may be relatively small, the expense and burden of individual litigation make it virtually impossible for members of the Class individually to seek redress for the wrongful conduct alleged.
   34.  Plaintiff  knows  of no  difficulty  that  will  be  encountered  in the


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management of this  litigation  that would  preclude its  maintenance as a class action.

                                PARTSBASE PRE-IPO

   35. PartsBase began operations in April 1996 under the name Aviation Parts Base, a division of Aviation Laboratories, Inc. In April 1999, the assets of the division were conveyed to Hammond, in connection with the sale of Hammond's equity interest in Aviation Laboratories, Inc. On April 27, 1999, Mr. Hammond transferred the assets of the division into and incorporated PartsBase as a Texas corporation.
   36. The Company operated from April 1996 until December 31, 1998 with a total of $6,365 in revenue. For the year ended December 31, 1999, the fiscal year prior to the March 22, 2000 IPO, the Company reported a net loss of $7,815,409 on revenues of $362,224.

                                     THE IPO

   37. On March 22, 2000, the Company completed a 3,500,000 share IPO of PartsBase common stock priced at $13 per share, selling the following shares:

                                               Per Share              Total
                                               ---------            ----------
Underwritten Public Offering:
  Public Offering Price.....................    $13.00               $45,500,000
  Underwriting Discounts and Commissions....    $ 0.91               $ 3,185,000
                                                ------               -----------
  Proceeds to Partsbase before expenses.....    $12.09               $42,315,000

   38. Thus, the Company sold 3,500,000 of its shares in the IPO pursuant to the Registration Statement. The IPO impliedly valued the Company at a market capitalization of $183,000,000. Gross proceeds to the Company from the IPO were $45.5 million. Net proceeds to the Company, after underwriting fees, but not including other expenses of the offering such as legal, accounting and printing, were $42.315 million.
   39. On its first day of trading, the price of PartsBase's common stock closed at $11.375, a 12.5% decrease from the IPO price of $13.
   40. Shortly after the IPO date, the share price began to drop like a stone. Within three and a half weeks, the stock price was at $5.00. By May 15, the stock was trading at less than $5.00 a share. In five short weeks, the IPO investors had lost more than 60% of their investment and the Company's market value had plummeted from a high of $183 million to under $71.0 million.
   41. As of April 9, 2001, the share price was $1.05, approximately 8.0% of the IPO price and wiping out 92.0% of the IPO investors investment in the Company's securities. Thus, the IPO has been an absolute disaster for the plaintiff Class.

                         FALSE AND MISLEADING STATEMENTS
                      MADE IN CONNECTION WITH THE OFFERING

   42. The defendants filed with the SEC and disseminated to prospective purchasers the Registration Statement that materially misrepresented the true customer base of the Company. Beginning on page 2 of the Registration Statement and continuing throughout, the Company claimed to have more than 13,000 members.
   43. This numerical "fact" is presented by the Company to impress investors as to the breadth of the Company's membership base. At the time of the IPO, the Company had insignificant revenues - $362,22. Thus, given the valuation of the Company in the IPO ($183 million), the quality of the membership base, together with the quality of management, is essentially what investors were buying and comprised nearly all of the value of the enterprise. And because Partsbase's CEO had no significant prior experience either in the aviation industry or in the Internet field, the bulk of the Company's value, in the eyes of investors, resided in its impressive membership base.
   44. In fact, the Company had less than 3,000 paying members at the time of the IPO - not 13,000 members as the Company had claimed in the Registration Statement.
   45. Additionally, many of the "paying members" had never actually paid PartsBase any money, but had merely given a company purchase order for the membership, based on oral promises from PartsBase salepersons that the customer was free to choose to not pay the purchase order if not satisfied with the membership. Thus, the actual number of paid memberships may have been far less than 3,000 at the time of the IPO. In many cases, the Company continued to count customers as "paying members" even after their account had been sent to collection.
   46. It was not until April 25, 2000 in its first earnings press release that the Company disclosed to investors that it had only 3,100 paying members as of


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March 31, 2000. Thus, only more than a month after the IPO did the Company first disclose to investors the true number of members.
   47. The Company uses the terms "member," "paying member" and "subscriber' interchangeably throughout the Registration Statement, never indicating the critical and material differences among the terms, as the defendants apparently define such terms. Thus, investors are misled by the Company's representation that it has more than 13,000 members. Investors rightfully assumed that the Company had more than 13,000 paying members. Even the most savvy and experienced investors cannot discern from the Registration Statement that there are really less than 3,000 paying members and the remaining 10,000 are non-paying "trial members."
   48. The following selected misrepresentations are taken from Registration Statement and serve merely as examples of the manner in which the defendants fooled the plaintiff Class into believing the Company's customer base was more than 400% larger than it really was. Defendants accomplished this by implying that the vast majority of the 13,000 members were paying customers and that there was no material distinction between "members," "paying members" and "subscribers."

       (a) Our global e-commerce marketplace, sometimes referred to as our "e-marketplace" or our "solution," provides a means for our over 13,000 members in more than 115 countries to buy and sell new, used and overhauled aviation parts and products in an efficient, competitive and cost-effective manner. Registration Statement at p. 3.
       (b) "We receive substantially all of our revenue from members associated with the aviation industry, ... Our dependence on members associated with the aviation industry makes us vulnerable to downturns in that industry. A downturn could lead our members to reduce their level of activity on our e-marketplace and cause some to cancel their subscription." Registration Statement at p. 7.
       (c) "We have generated substantially  all of our revenues to date through member  subscription fees for access to our e-marketplace. ...If our members  fail to  continuously  renew  or if they  terminate,  their subscriptions, our revenues would be  significantly  reduced. ...."
            Registration Statement at p. 9. (d) "Substantially all of our current revenue is derived from subscription fees from our paying members." Registration Statement at p. 26.
       (e) "Our target members are primarily the businesses that buy and sell aircraft parts and products in the global marketplace. We have over 13,000 members representing over 115 countries. Our members vary from small businesses and individual aircraft owners to Fortune 500 companies. Some of our members include: ..." Registration Statement at p. 28.
       (f) "We intend to pursue strategic sales and marketing relationships to expand our membership, extend our marketing reach, and further develop our e-marketplace in a rapid and cost-effective manner. These expanded relationships, if successful, will increase the breadth of information, goods and services available to our members, thereby enabling us to attract and retain additional members." Registration Statement at p. 26.
       (g) "We intend to continue increasing the number of members in our e-marketplace by introducing additional services and features, such as our online auction service, that appeal to the specific needs of our members." Registration Statement at p. 26.
       (h) "In order to build our base of e-marketplace members, we have and will continue to provide free trial memberships. During the free trial membership period, the length of which is determined by us on a customer-by-customer basis, our sales people attempt to convert these trial memberships into paying memberships." Registration Statement at p. 27.
       (i) "We provide member service support from 6:00 am to 12:00 am, Eastern Standard Time, Monday through Friday. Our customer support department is responsible for day-to-day contact with members and responds to questions from members through e-mail and a toll-free number. This department is responsible for retaining and increasing use by existing members and is an important aspect of member satisfaction. Our customer support and service personnel handle general member inquiries and technical questions." Registration Statement at p. 27.

   49. By using the terms "member", "paying member" and "subscriber" interchangeably throughout the Registration Statement, without any explanation at all, the defendants cleverly tricked the plaintiff Class into believing that the 13,000 members were all paying members. Thus, the Company failed to disclose


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in the Registration  Statement  information  necessary to prevent investors from being misled by the material representations the Company had affirmatively made.
   50. Furthermore, the Company failed to disclose the true status of the "trial members." These "trial members" in most cases have had their access to the Partsbase web site revoked for failure to pay for a membership very soon after signing up as trial members. Yet the Company continues to this day to count them and promote them to investors as members - even after having revoked their access privileges.
   51. In reality, more than 75% of the more than 13,000 "members" had only been given a tour of the Partsbase.com website by a Company sales representative and were offered a "free trial" membership that lasted only a few days -after which the "trial members" access codes to the website were revoked if they did not agree to become paying members. After cutting the "trial members" off from the website, the Company maintained the "trial members'" data in the "member" database and continued to count them as members -even though their access to the PartsBase website had been revoked. Additionally, these trial members were specifically identified in a database so that sales representatives could continually call each prospect - sometimes as many as seventeen times - in an effort to wring a sale out of this "trial member".
   52. Additionally, the Company failed to disclose in the Registration Statement that the renewal rates for members had approximated 35.0% - an abysmal statistic given that the Company pays commission levels in excess of 50.0% of the value of the membership to the salesperson obtaining the membership sale.
   53. The allegations in the above three paragraphs are drawn from statements made by a former PartsBase employee to plaintiff's counsel.
   54. On page 22 of the Registration Statement, the Company states that the number of airplanes world-wide totaled 12,600 in 1998 and was expected to more than double to 28,400 by 2018 (twenty years later). One question that remains unanswered is: Is it possible that the number of companies buying and selling airplane parts on Partsbase.com exceed the total number of airplanes in the entire world? This would be an impressive fact considering Partsbase had revenue of less than $400,000 for the twelve months preceding the date that this statistic regarding membership data was first published by the Company.
   55. PMG in a research report it published on September 6, 2000 and distributed to investors in an effort to promote the Company's stock, increase demand and reduce selling of the stock by the plaintiff Class stated that "[The Company's] searchable parts database and related functionality enables it to charge up to $2500 for an annual membership ..." [emphasis added].
   56. Thus, the defendants continued to misrepresent to investors the true nature of Partsbase's membership base and revenue stream long after the IPO.
   57. Interestingly, PMG in later research reports on PartsBase dated November 1, 2000 and February 14, 2001, no longer refers to the Company's "members" or "membership base," but refers only to "subscribers" and a "subscriber base." In the February 14, 2001 report, PMG actually complains that PartsBase had even given PMG inaccurate data regarding the total number of paying subscribers, causing PMG to overestimate PartsBase's growth rate and revenue potential.
   58. In addition, former employees of the Company have stated to counsel for plaintiff that the written sales pitch prepared by Company management and delivered by the Company's sales representatives to prospective members touts that the Company "has more than 16,000 paying members." The Company has clearly made a conscious effort to misrepresent the true scale and breadth of its membership.
   59. Throughout the Registration Statement the Company makes reference to its large membership base of over 13,000 members. The Company makes repeated statements in the Registration Statement concerning the inherent value of its "large' membership base.
   60. On page 28 of the Registration Statement, the Company, lists a number of Prominent "members." This list is presented by the Company to impress investors with the Company's customer base. Upon, information and belief, many of these prominent companies listed have never paid membership fees or otherwise purchased any goods or services from or through Partsbase.
   61. The Company inflated the true size of its membership base by more than 400% in numerous statements throughout the Registration Statement. These Statements were all intended to increase the value of the Company in investors minds and affect their decision making process in purchasing shares of the Company's stock in the IPO. In fact, the plaintiff Class did rely on these false representations and omissions in purchasing shares of the Company's stock in the IPO.

            MATERIALITY OF THE NON-DISCLOSURES AND MISREPRESENATIONS

   62. Page 47 of the Registration Statement states in part:

                Prior to the offering, there has been no established trading market for the common stock. Consequently, the initial public


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                offering  price for the  common  stock  offered  hereby has been determined by negotiations between the representatives and us. Among the factors considered in such negotiations were the preliminary demand for the common stock, the prevailing market and economic conditions, our results of operations, estimates of our business potential and prospects, the present state of our business operations, an assessment of our management, the consideration of these factors in relation to the market valuation of comparable companies in related businesses, the current condition of the markets in which we operate, and other factors deemed relevant.

   63. At the time of the IPO, the Company had reported revenue of less than $400,000. The only visible and tangible evidence that the Company had built a real business was its claim to have more than 13,000 members - by far the largest membership of any aviation parts e-commerce web site. At the time of the IPO, investors were valuing B-to-B e-commerce exchanges based, to a great extent, on their stated membership. This was the metric most commonly used by venture capitalists, investment bankers and investors in valuing a fledgling e-commerce business - the number of members or customers.
   64. In evaluating the Company (e.g. assigning a dollar value to the Company's stock), prospective investors would simply multiply the number of members by the cost of an annual membership to project future revenues, adjusting upwards for the planned growth of the membership base each quarter. At the time of the IPO, bankers and investors typically assigned a value to a company as a multiple of its projected revenues. This is precisely what the Company had intended in promoting its 13,000 strong membership throughout the Registration Statement.
   65. By misrepresenting the true number of members by a factor of four, the Company inflated the price of the shares sold to plaintiffs in the IPO by a factor of at least six. This is because of the "network effect" - where the value of the total exchange increases at a much faster rate than the increase in membership because the number of transactions on an e-commerce exchange increases exponentially as membership increases linearly. Simply stated, investors value an e-commerce exchange with 20,000 members at a price significantly greater than twice that of an e-commerce exchange with 10,000 members. This is because the value of each individual member to the exchange increases as the scale or total number of members increases. The Company alludes to the "network effect" on pages 3, 26, and 33 in the Registration Statement.
   66. The plaintiffs paid substantially more for the shares of Partsbase stock in the IPO than its intrinsic value because defendants inflated the price of the shares through the aforementioned misrepresentations and omissions in the Registration Statement. In fact, existing shareholders (including many of the defendants) paid an average price per share of $0.29 - compared to plaintiff Class paying $13.0 per share in the IPO. And, the Company was incorporated on April 27, 1999 - only 11 months prior to the IPO.

                                   CONCLUSION

   67. As a result of the Company's above-described material misrepresentations and omissions in its Registration Statement, the Plaintiff Class has collectively lost more than $42.0 million dollars of their investment in the common stock of the Company purchased in or traceable to the IPO.
   68. Each of the defendants consciously knew of, or were reckless in not knowing of, the above described material misrepresentations and omissions made in the Registration Statement.
   69. Defendants' misrepresentations caused the price of the Company's stock in the IPO to be grossly inflated and thus Defendants are the direct cause of the losses of the plaintiff and Class.

                                     COUNT I
               Against the Individual Defendants and PARTSBASE for
                  Violation of Section 11 of the Securities Act

   70. Plaintiff repeats and realleges each and every allegation contained in paragraphs one through sixty-nine as if fully set forth herein, except that to the extent any allegations contained above may be interpreted to sound in fraud, such allegations are expressly not incorporated under this Count.
   71. This Count is asserted against PartsBase and all Individual Defendants for violations of S.11 of the Securities Act, 15 U.S.C. S.77k, on behalf of all persons who purchased shares of PartsBase stock issued in connection with or traceable to its IPO commenced on March 22, 2000, as described above.
   72. PartsBase was the registrant for the securities issued in the IPO completed on March 22, 2000 pursuant to the Registration Statement. PartsBase was also the issuer of 3,500,000 share of the stock sold via the Registration Statement. As the issuer of shares, PartsBase is liable to Plaintiff and Class


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members  for the  misstatements  and  omissions  contained  in the  Registration
Statement. The Individual Defendants were officers and/or directors of the Company at the time of the March 22, 2000 offering, and, along with PartsBase, were responsible for the contents of the Registration Statement. Certain of the Individual Defendants are signatories of the Registration Statement, either personally or by attorney-in-fact.
   73. Partsbase and the Individual Defendants issued, caused to be issued, and participated in the issuance of the materially false and misleading Registration Statement, which misrepresented and failed to disclose, inter alia, the material facts concerning PartsBase's business, operations, membership, sales and revenue recognition policies as set forth herein.
   74. Plaintiff and other members of the Class purchased PartsBase common stock pursuant to and traceable to the March 22, 2000 stock offering during the Class Period without knowledge of the untruths or omissions alleged herein. Plaintiff and the other members of the Class could not have reasonably discovered the nature of defendants' untruths and omissions.
   75. Plaintiff and the other members of the Class have sustained damages. The value of PartsBase common stock has declined precipitously due to and subsequent to the disclosure of defendants' violations.
   76. In connection with the stock offering, Partsbase and the Individual Defendants, directly or indirectly, used the means and instrumentalities of interstate commerce and the U.S. mails.
   77. This action was brought within one year after the discovery of the untrue statements and omissions and less than three years after the stock offering.
   78. By reason of the foregoing, Partsbase and the Individual Defendants have violated S.11 of the Securities Act and are liable to plaintiff and the other members of the Class, each of whom has been damaged by reason of such violations.
   79. The defendants are liable to plaintiff and the other members of the Class.

                                    COUNT II
                     Against the Underwriter Defendants for
                 Violations of Section 11 of the Securities Act

   80. Plaintiff repeats and realleges each and every allegation contained in paragraphs one through sixty-nine as if fully set forth herein, except that to the extent any allegations contained above may be interpreted to sound in fraud, such allegations are expressly not incorporated under this Count.
   81. This Count is asserted against the Underwriter Defendants for violations of S.11 of the Securities Act, 15 U.S.C. S.77k, on behalf of all persons who purchased shares of PartsBase issued in connection with or traceable to the stock offering on March 22, 2000.
   82. The Underwriter Defendants issued, caused to be issued, and participated in the issuance of the materially false and misleading Registration Statement, which misrepresented or failed to disclose, inter alia, the material facts concerning PartsBase's business, operations, membership, sales and revenue recognition policies as set forth herein. 83. The Underwriter Defendants failed to exercise proper due diligence in underwriting the IPO. The Underwriter Defendants knew or should have known of the material misrepresentations and omissions complained of herein and failed to disclose the required information in the Registration Statement.
   84. As a direct and proximate result of the false and misleading statements in the Registration Statement, PartsBase common stock was sold in the March 22, 2000 offering at a price far exceeding the true value of the shares. At the time this action was filed, PartsBase common stock was trading at a price of approximately $1.05 per share, well below the per share price of $13.0 in the March 22, 2000 IPO.
   85. Plaintiff and other members of the Class purchased PartsBase common stock pursuant to and traceable to the stock offering during the Class Period without knowledge of the untruths or omissions alleged herein. Plaintiff and the other members of the Class could not have reasonably discovered the nature of defendants' untruths and omissions.
   86. Plaintiff and the other members of the Class have sustained damages. The value of PartsBase common stock has declined precipitously subsequent to and due to the Underwriter Defendants' violations.
   87. In connection with the stock offering, the Underwriter Defendants, directly or indirectly, used the means and instrumentalities of interstate commerce and the U.S. mails.
   88. This action was brought within one year after the discovery of the untrue statements and omissions and less than three years after the stock offering.
   89. By reason of the foregoing, the Underwriter Defendants have violated S.11 of the Securities Act and are liable to plaintiff and the other members of the Class, each of whom has been damaged by reason of such violations.



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                                    COUNT III
                Against PARTSBASE, and the Underwriter Defendants
            for Violations of Section 12(a)(2) of the Securities Act

   90. Plaintiff repeats and realleges each and every allegation contained in paragraphs one through sixty-nine as if fully set forth herein, except that to the extent any allegations contained above may be interpreted to sound in fraud, such allegations are expressly not incorporated under this Count.
   91. This Count is asserted against PartsBase and the Underwriter Defendants for violations of S.12(a)(2) of the Securities Act on behalf of plaintiff and members of the Class who purchased shares issued in the offering made on March 22, 2000.
   92. PartsBase and the Underwriter Defendants were sellers, offerors, and/or solicitors of sales of the shares offered in connection with the March 22, 2000 offering.
   93. The Registration Statement contained misstatements of material facts, omitted to state facts necessary to make the statements made not misleading, and concealed and failed to disclose material facts concerning PartsBase's business, operations, membership, sales and revenue recognition policies as set forth herein. The defendants' actions of solicitation included participating in the preparation of the false and misleading Registration Statement.
   94. Plaintiff and the other members of the Class purchased or otherwise acquired PartsBase common stock during the Class Period issued pursuant to or traceable to the false and misleading Registration Statement.
   95. Plaintiff did not know, or in the exercise of due diligence could not have known, of the untruths and omissions contained in the Registration Statement.
   96. By reason of the conduct alleged herein, PartsBase and the Underwriter Defendants violated S.12(a)(2) of the Securities Act.
   97. Plaintiff, individually and representatively, hereby elects to rescind and tender to those defendants named in this Count those securities that plaintiff and other members of the Class continue to own, in return for the consideration paid for those securities together with interest thereon. Plaintiff and the other members of the class who have sold their PartsBase common stock seek rescissory damages.
   98. This action was brought within one year after the discovery of the untrue statements and omissions and within three years after the stock offering.

                                    COUNT IV
                      Against the Individual Defendants for
                 Violations of Section 15 of the Securities Act

   99. Plaintiff repeats and realleges each and every allegation contained in paragraphs one through sixty-nine as if fully set forth herein, except that to the extent any allegations contained above may be interpreted to sound in fraud, such allegations are expressly not incorporated under this Count.
   100. This Count is asserted against the Individual Defendants for violation of S.15 of the Securities Act, 15 U.S.C. S.77o.
   101. The Individual Defendants, by virtue of their positions as executive officers and directors of the Company and specific acts as described herein, had the power, and exercised the same, to control the representations and actions of PartsBase.
   102. Each of the Individual Defendants was a culpable participant and is jointly and severally liable to plaintiff and the members of the Class as a "control person" pursuant to S.15 of the Securities Act.
   103. As a result of the foregoing, plaintiff and the members of the Class have suffered damages.

                                PRAYER FOR RELIEF

   WHEREFORE, plaintiff on his own behalf, and on behalf of the other members of the Class, prays for judgment as follows:

   A. Declaring this action to be a proper class action, certifying plaintiff as the Class representative and his counsel as Class Counsel;
   B. Declaring and determining that the defendants violated the federal securities laws by reason of their conduct as alleged herein;
   C. Awarding money damages against the defendants, jointly and severally, in favor of the plaintiff and the other members of the Class for all losses and injuries suffered as a result of the acts and transactions complained of herein, together with pre-judgment interest on all of the aforesaid damages which the Court shall award from the date of said wrongs to the date of judgment herein at a rate the Court shall fix;
   D. Awarding the plaintiff and Class rescission for their purchases of the common stock from the Company;


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

   E. Awarding plaintiff his costs and expenses incurred in this action, including reasonable attorneys', accountants', and experts' fees; and
   F. Awarding such other relief as may be just and proper.

                                   JURY DEMAND

Plaintiff hereby demands a trial by jury.

DATED: April 17, 2001

                                    THE ROSEN LAW FIRM P.A.



                                    /s/Laurence Rosen
                                    -----------------
                                    Laurence Matthew  Rosen, Esq.
                                    The Rosen Law Firm P.A.
                                    232 Madison Avenue, Suite 906
                                    New York, NY  10016
                                    Florida Bar No.  0182877
                                    Tel: (212) 532-7299
                                    Fax: (425) 962-6616
                                    lrosen@rosenlegal.com

                                    Attorney for Plaintiff


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